SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

CBOT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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141 West Jackson Boulevard

Chicago, Illinois 60604

March 29, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of CBOT Holdings, Inc. The Annual Meeting will be held at 3:00 p.m., Central Time, on Tuesday, May 2, 2006, at the Union League Club of Chicago, located at 65 West Jackson Boulevard, Chicago, Illinois. Your Board of Directors and the management team look forward to greeting personally those shareholders who are able to attend.

At this year’s Annual Meeting, the matters to be considered by holders of our Class A common stock are the election of six directors each to serve for a two-year term expiring in 2008, the ratification of the appointment of the Company’s independent registered public accountants for 2006 and the transaction of such other business as may properly come before the meeting. In addition, the sole holder of our Class B common stock will elect three directors each to serve for a two-year term expiring in 2008.

The board of directors has determined that approval of the proposed slate of director nominees and ratification of the appointment of independent registered public accountants is in the best interest of the company and its stockholders, and has unanimously recommended a vote “FOR” election of these nominees and “FOR” ratification of the appointment of independent registered public accountants. Additional information regarding the business to be conducted at the meeting is included in the attached notice of annual meeting of stockholders and the attached proxy statement.

Your directors and management look forward to personally meeting those of you who are able to attend.

Sincerely,

Charles P. Carey	BernardW. Dan
Chairman of the Board	Presidentand Chief Executive Officer

YOUR VOTE IS IMPORTANT

We urge you to vote by signing, dating and mailing the enclosed proxy card before the meeting, even if you plan to attend the meeting. You also may vote by telephone or over the Internet by following the instructions in the attached proxy statement and on the enclosed proxy card.

CBOT HOLDINGS, INC.

141 West Jackson Boulevard

Chicago, Illinois 60604

Notice of Annual Meeting of Stockholders

May 2, 2006

The Annual Meeting of Stockholders of CBOT Holdings, Inc. will be held at 3:00 p.m., Central Time, on Tuesday, May 2, 2006, at the Union League Club of Chicago, located at 65 West Jackson Boulevard, Chicago, Illinois, for the following purposes:

1.	To elect six directors by the holders of the Company’s Class A common stock;

2.	To elect three directors by the sole holder of the Company’s Class B common stock;

3.	To ratify our audit committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2006 fiscal year; and

4.	To transact any other business that properly comes before the meeting.

You are entitled to notice of and to vote at the Annual Meeting if you were a holder of record of our Class A common stock at the close of business on March 22, 2006.

Your vote is important. We urge you to vote your shares promptly, even if you plan to attend the meeting. You may vote over the Internet, by telephone or by returning the enclosed proxy card. Specific instructions on how to vote can be found in the attached proxy statement and on the enclosed proxy card.

Our proxy tabulator, ADP Investor Communication Services, must receive any proxy that will not be delivered in person at the Annual Meeting by 11:59 p.m., Eastern Time, on Monday, May 1, 2006 for your vote to be counted. In addition, if you wish to vote by telephone or over the Internet, you may vote until 11:59 p.m., Eastern Time, on Monday, May 1, 2006.

By Order of the Board of Directors,

Paul J. Draths

Vice President and Secretary

March 29, 2006

Chicago, Illinois

CBOT HOLDINGS, INC.

141 West Jackson Boulevard

Chicago, Illinois 60604

Proxy Statement

GENERAL INFORMATION

This solicitation is being made on behalf of the board of directors of CBOT Holdings, Inc. This proxy statement is first being mailed to stockholders on or about March 29, 2006. In this proxy statement, we refer to CBOT Holdings, Inc. as “CBOT Holdings” or the “Company,” and we refer to our wholly owned subsidiary, the Board of Trade of the City of Chicago, Inc., as the “CBOT.” References to “we,” “us” and “our” refer to CBOT Holdings unless the context otherwise requires.

When and where is the Annual Meeting?

The Annual Meeting of Stockholders of CBOT Holdings, Inc. will be held at 3:00 p.m., Central Time, on Tuesday, May 2, 2006, at the Union League Club of Chicago, located at 65 West Jackson Boulevard, Chicago, Illinois.

Do I need identification to attend the Annual Meeting?

Yes. If you attend the Annual Meeting, you will be asked to present valid picture identification, such as a driver’s license or passport, and, if you are not a stockholder of record, the enclosed meeting admission ticket or evidence from your broker that you are a stockholder and are eligible to attend the meeting, such as a letter or account statement from your broker or bank. Stockholders will not be allowed to use cameras, recording devices or other electronic devices at the meeting.

Who is entitled to vote at the Annual Meeting?

All holders of our Class A common stock as of the close of business on March 22, 2006, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 52,816,929 shares of our Class A common stock outstanding. Each share of Class A common stock will be entitled to one vote at the Annual Meeting.

The holders of the Class A common stock as of the close of business as of the record date will be entitled to elect six directors to CBOT Holdings’ board of directors, to vote on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants for 2006 and on such other business as may properly come before the Annual Meeting. We refer to the directors to be elected by the holders of the Class A common stock as the “Parent Directors.”

In addition, we have one share of Class B common stock outstanding, which is held of record by the CBOT Subsidiary Voting Trust. The CBOT Subsidiary Voting Trust will be entitled to elect three directors to CBOT Holdings’ board of directors at the Annual Meeting. We refer to these directors as the “Subsidiary Directors.”

Are the shares of Class A common stock issued to members of the CBOT in connection with our demutualization in April 2005 entitled to vote at the Annual Meeting?

Yes. The shares of Class A common stock issued to members of the CBOT in connection with our demutualization in April 2005, which were issued in three series (Series A-1, A-2 and A-3), constitute shares of

Class A common stock and therefore are entitled to be voted at the Annual Meeting by the holders of record as of the close of business on the record date.

What proposals are we being asked to vote on?

Holders of shares of Class A common stock are being asked to vote on:

•	the election of six Parent Directors, to serve for a two-year term expiring at the 2008 Annual Meeting of Stockholders; and

•	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants for 2006.

What are Subsidiary Directors?

The Subsidiary Directors are directors of our board of directors that are in effect elected by the members of our subsidiary, the CBOT, rather than the holders of our Class A common stock.

Our board of directors and the board of directors of the CBOT are identical, both consisting of the same 17 directors. Eleven of the directors are elected by the holders of our Class A common stock, and the remaining six directors are effectively elected by the Series B-1 (Full) and Series B-2 (Associate) members of the CBOT. Both boards are divided into two classes, one class consisting of nine directors and the other class consisting of eight directors, with only one class standing for election at any particular annual meeting.

Of the nine directors to be elected at the 2006 Annual Meeting, six will be elected by the holders of the Class A common stock. The other three will be elected by the Series B-1 (Full) and Series B-2 (Associate) members of the CBOT, acting through the CBOT Subsidiary Voting Trust. Immediately prior to our 2006 Annual Meeting, the CBOT will hold its annual meeting of members. At that meeting, the Series B-1 (Full) and Series B-2 (Associate) members of the CBOT will elect three directors to the CBOT’s board of directors. The CBOT Subsidiary Voting Trust, as the sole holder of our Class B common stock, will then elect those three directors to CBOT Holdings’ board of directors. In addition, the six directors elected to our board of directors by the holders of our Class A common stock at our 2006 Annual Meeting will automatically become directors of the CBOT.

Why is this proxy statement being sent to me?

We sent you these proxy materials because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement provides information regarding the matters to be voted on at the Annual Meeting.

How do I vote?

You may vote by proxy or in person at the Annual Meeting. If you are a holder of record of our Class A common stock (that is, the shares are registered by our transfer agent directly in your own name) as of the close of business on the record date, you may submit a proxy with your voting instructions, by the respective applicable deadline shown on the accompanying proxy card, using any of the following methods:

•	By Telephone: Call 1-800-690-6903 on a touch-tone telephone from anywhere within the United States and follow the instructions on your proxy card for voting by telephone.

•	Through the Internet: Go to the website www.proxyvote.com and follow the instructions printed on your proxy card.

•	By Mail: Complete, sign, date and mail the proxy card in the enclosed envelope.

If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number shown on your proxy card before your proxy and voting instructions will be accepted. In addition to the instructions that appear on the enclosed proxy card, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. Once you have indicated how you want to vote in accordance with those instructions, you will receive confirmation that your proxy has been submitted successfully by telephone or through the Internet.

If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you must contact your broker or agent to obtain a broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for Parent Director and whether your shares should be voted for or against, or abstain from voting on, the ratification of our independent registered public accounting firm.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by returning the enclosed proxy card in the accompanying envelope or casting your vote by telephone or over the Internet. Voting by proxy will not affect your right to attend the meeting and vote your shares in person. You can save us the expense of a second mailing by voting promptly.

Our proxy tabulator, ADP Investor Communication Services, must receive any proxy that will not be delivered in person at the Annual Meeting by 11:59 p.m., Eastern Time, on Monday, May 1, 2006 in order for your vote to be counted. In addition, if you wish to vote by telephone or over the Internet, you may vote until 11:59 p.m., Eastern Time, on Monday, May 1, 2006.

What if I return my proxy card but do not provide voting instructions?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares “FOR” each of the nominees for Parent Director, “FOR” the ratification of our independent registered public accounting firm and in their discretion on any other matter that may properly come before the Annual Meeting. At the time this proxy statement went to press, we knew of no matters to be addressed at the Annual Meeting beyond those described in this proxy statement.

Can I change my mind after I vote?

Yes. If you attend the Annual Meeting, you may change your vote at any time before the voting closes at the meeting. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

•	You may notify the Secretary in writing prior to the Annual Meeting that you revoke your proxy;

•	You may sign and deliver another proxy with a later date;

•	You may vote by telephone or over the Internet at a later date; or

•	You may attend the meeting and vote in person.

Your most recent vote is the one that is counted. Simply attending the Annual Meeting will not automatically revoke your proxy. You must vote in person at the meeting in order to revoke your proxy. If you do not attend the Annual Meeting, your vote or revocation must be received by our proxy tabulator, ADP Investor Communication Services, by 11:59 p.m., Eastern Time, on May 1, 2006 to be effective. If you wish to vote by telephone or over the Internet, your vote must be made before 11:59 p.m., Eastern Time, on Monday, May 1, 2006.

Is my vote confidential?

All proxies, ballots and tabulations that identify the vote of a particular stockholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of ADP Investor Communication Services will act as the inspectors of election and will count the votes.

At our request, the inspectors of election may provide us with a list of stockholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of stockholders, although it is expected that we will not be able to determine how individual stockholders voted.

How many votes must be present to hold the Annual Meeting?

Your shares will be counted as present at the Annual Meeting if you attend the meeting and vote in person, if you properly return a proxy card or if you vote by telephone or over the Internet and don’t revoke your proxy. In order for us to conduct the meeting, stockholders possessing at least one-third of the shares entitled to vote at the Annual Meeting as of March 22, 2006, must be present. This is referred to as a quorum.

Proxies marked “withhold” or “abstain” and “broker non-votes” are counted as present for establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item under the rules of the New York Stock Exchange (the “NYSE”) and has not received instructions from the beneficial owner. Typically, however, brokers are permitted by the NYSE to vote for the election of directors and the ratification of the appointment of accountants if they have not received instructions from the beneficial owner.

To ensure that there will be a quorum, please vote before the Annual Meeting and allow your shares to be represented at the meeting by your proxies. Voting before the Annual Meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

How many votes are needed to approve the various proposals?

Assuming a quorum is present, the nominees for Parent Director will be elected by a plurality of the votes cast by the holders of the Class A common stock at the Annual Meeting. This means that the six Parent Director nominees who receive the greatest number of votes will be elected as directors. Broker non-votes and instructions to withhold authority to vote for one or more nominees are not counted for this purpose and will not affect the outcome of this election.

The nominees for Subsidiary Director will be elected by the vote of the CBOT Subsidiary Voting Trust as the sole holder of our Class B common stock.

Assuming a quorum is present, ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants will require the affirmative vote of a majority of the votes cast by holders of our Class A common stock at the Annual Meeting. Abstentions and broker non-votes will not be considered as votes cast and therefore will have no effect on the voting on this matter.

Who will pay the costs of soliciting proxies by CBOT Holdings?

We will bear the costs of soliciting proxies for the Annual Meeting. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic communication by directors, officers or other employees of ours. Directors, officers and other employees who participate in soliciting proxies will not receive any additional compensation from us for doing so. Upon request, we will reimburse brokers, banks, custodians and other nominee record holders for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals who are the beneficial owners of our Class A common stock as of the record date.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is composed of 17 members and is divided into two classes, Class 1 and Class 2, each of whose members serve for a staggered two-year term. At each Annual Meeting of Stockholders, the term of one class of directors expires, and the stockholders vote at that meeting to elect the directors nominated for that expiring class to hold office for a two-year term.

At this year’s Annual Meeting, nine Class 1 directors will be elected. Of the nine directors to be elected at the Annual Meeting, six will be “Parent Directors” that will be elected by the holders of our Class A common stock, and three will be “Subsidiary Directors” that will be elected by the CBOT Subsidiary Voting Trust, as the sole holder of our Class B common stock. If elected, each director’s term will last until the 2008 Annual Meeting of Stockholders or until he or she is succeeded by another qualified director who has been elected or appointed by the board of directors. We have agreed to use our best efforts to cause Mr. Dan to be elected to our board of directors during the term of his employment.

Nominees for Parent Director

Your proxies will vote for each of the six nominees for Parent Director set forth below unless you specifically withhold authority to vote for a particular nominee. We have no reason to believe that any of the nominees listed below will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, our board may substitute another nominee upon the recommendation of our nominating committee.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE SIX PARENT DIRECTOR NOMINEES DESCRIBED BELOW.

Name and Age	For a Term Expiring	Background
Bernard W. Dan, 45	2008	Mr. Dan was appointed by the board to serve as President and Chief Executive Officer in November 2002 and served as a non-voting director from 2002 to October 2005 and as a voting director since October 2005. He is a member of the executive committee. Mr. Dan served as an Executive Vice President from July 2001 until November 2002. From 1985 until July 2001, Mr. Dan worked in a number of different senior capacities for Cargill Investor Services Inc. and its affiliates, including Asia Pacific Regional Head, Head of Global Execution and, most recently, President.

Robert F. Corvino, 48	2008	Mr. Corvino was appointed Vice Chairman of the Board in March 2003 and elected in March 2005 after serving as a director since January 2000. He is also a member of the executive committee. Mr. Corvino was a member of RCH Trading LLC, a registered broker-dealer from May 2000 to December 2005. Mr. Corvino is currently an independent trader. He holds one Series B-1 (Full) membership in the CBOT.

Name and Age	For a Term Expiring	Background
Jackie Clegg, 44	2008	Ms. Clegg was appointed by the board of directors to serve as a director in September 2003, and is a member of the audit committee. Ms. Clegg has served as the Managing Partner of the strategic consulting firm, Clegg International Consultants, LLC, since August 2001. From 1997 through July 2001, Ms. Clegg was Vice Chair of the Board of Directors and First Vice President of the Export-Import Bank (Ex-Im Bank), where she also held the position of Chief Operating Officer from 1999 through September 2000. Ms. Clegg serves on the boards of directors and audit committees of Blockbuster Inc., Brookdale Senior Living, Inc. and Cardiome Pharma Corp. Ms. Clegg also serves on the board of directors and as chair of the audit committee for Javelin Pharmaceuticals, Inc.

Larry G. Gerdes, 57	2008	Mr. Gerdes was appointed by the board of directors to serve as a director in February 2005, and is a member of the compensation committee (chair) and the nominating committee. Mr. Gerdes has served as Chairman of Transcend Services, Inc., an Atlanta-based medical transcription company, since May 2000 and Chief Executive Officer since May 1993. Mr. Gerdes also currently serves as President of Transcend Services, Inc. He is also a general partner of both Gerdes Huff Investments, an Atlanta-based private investment firm, and Sand Hill Financial Company, a venture capital partnership located in Menlo Park, California. Mr. Gerdes is on the board of directors of Alliance Healthcard, Inc. and two not-for-profit organizations, and serves on the Dean’s Advisory Council at the Kelley School of Business at Indiana University.

Joseph Niciforo, 45	2008	Mr. Niciforo has served as the Chairman of Twinfields Capital Management, a global fixed income hedge fund located in Greenwich, Connecticut, since August 2004. Previously, Mr. Niciforo was Managing Director-U.S. Fixed Income and a partner in Tudor Investment Corporation from 2000 to August 2004. Mr. Niciforo served as a director of the CBOT from 1998 to 2001. He holds one Series B-1 (Full) membership in the CBOT. Mr. Niciforo was recommended by non-management directors.

Michael D. Walter, 56	2008	Mr. Walter has served as a director since January 2000, and is a member of the audit committee and the compensation committee. Since October 1996, he has held senior positions with ConAgra Foods, Inc., where he currently serves as Senior Vice President, Economic and Commercial Affairs. From February 1989 to September 1996, Mr. Walter was President of ConAgra Specialty Grain Cos. Mr. Walter is Chairman of the Board of European Oat Millers, an oat milling company, and a director of ConAgra Malt, a worldwide manufacturer of malt. He is also on the board of directors of Renewable Environmental Solutions. By virtue of his relationship with ConAgra, Mr. Walter may be deemed to beneficially own one Series B-1 (Full) membership in the CBOT.

Candidates for Subsidiary Director

The following individuals are candidates for election as “Subsidiary Directors.” The CBOT Subsidiary Voting Trust is the only holder entitled to vote for the election of the Subsidiary Directors, and the CBOT Subsidiary Voting Trust will vote for the two Series B-1 (Full) members and one Series B-2 (Associate) member that receive the most votes for election at the CBOT’s annual meeting of members, which will take place just prior to the Company’s Annual Meeting.

YOU ARE NOT BEING ASKED TO VOTE ON THE SUBSIDIARY

DIRECTOR CANDIDATES DESCRIBED BELOW.

Series B-1 (Full) Member Candidates

The two Series B-1 (Full) member candidates that receive the most votes at the CBOT’s annual meeting of members will become directors of the CBOT and the Company. Messrs. Pietrzak and Stewart were nominated based on the recommendation of the CBOT’s nominating committee.

Name and Age	For a Term Expiring	Background
John L. Pietrzak, 50	2008	Mr. Pietrzak has served as Managing Partner, Longwood Partners, a private equity firm, since 2002 and as General Partner, Sparta Group, a proprietary trading group, since 1997. Mr. Pietrzak served on the CBOT’s board of directors from 1993 to 1995. Mr. Pietrzak holds two Series B-1 (Full) memberships in the CBOT.

Christopher Stewart, 48	2008	Mr. Stewart has served as Chief Executive Officer of Gelber Group LLC, a clearing member firm, since 2000 and has been employed by Gelber Group since 1983. The Gelber Group and its affiliates hold four Series B-1 (Full) memberships, one Series B-2 (Associate) membership, one Series B-4 (IDEM) membership and one Series B-5 (COM) membership in the CBOT.

Series B-2 (Associate) Member Candidates

The one Series B-2 (Associate) member candidate that receives the most votes at the CBOT’s annual meeting of members will become a director of the CBOT and the Company. Mr. McKenna was nominated based on the recommendation of the CBOT’s nominating committee. Mr. McMillin, who currently serves as a director of the Company, placed his name in nomination through the CBOT’s petition process.

Name and Age	For a Term Expiring	Background
Ardel V. McKenna, 41	2008	Mr. McKenna has been a member of the CBOT since 1987 and is currently an independent trader. Mr. McKenna previously served as a broker for Kidder Peabody from 1986 to 1990. He holds one Series B-2 (Associate) membership in the CBOT.

James P. McMillin, 47	2008	Mr. McMillin has served as a director since January 2000 and is a member of the compensation committee. Mr. McMillin has been a member of the CBOT since 1981. Since May 2003, Mr. McMillin has served as Vice President, Municipal Bond Sales and Trading, Raymond James & Associates, Inc., a financial services company. From July 2001 to May 2003, he served as Area Director for CSI, Inc., a software engineering

Name and Age	For a Term Expiring	Background
company. From August 2000 to July 2001, Mr. McMillin served as an Account Sales Manager at Comdisco Inc., a provider of equipment leasing and network services, data protection and financial and technology management. Prior to that time, Mr. McMillin traded financial futures at the CBOT. Mr. McMillin is a director of Hinsdale Bank and Trust, a community bank, and Tricom Funding, Inc., a financing and administrative services company. He holds one Series B-2 (Associate) membership in the CBOT.

Continuing Directors

Set forth below is information about our directors who are not standing for election at the Annual Meeting.

Name and Age	For a Term Expiring	Background
Charles P. Carey, 52	2007	Mr. Carey was elected as Chairman of the Board in March 2003 and re-elected in March 2005. He also serves on the executive committee (chair) and has been a member of the CBOT since 1978. Mr. Carey is a partner in the firm Henning and Carey, a commodity trading firm. He holds one Series B-1 (Full) membership in the CBOT.

John E. Callahan, 64	2007	Mr. Callahan has served as a director since March 2002 and is a member of the nominating committee. He is currently an independent trader. From December 1999 to July 2001, Mr. Callahan was a Managing Member of Callahan DPM, LLC at the CBOE. Mr. Callahan holds one Series B-1 (Full) membership in the CBOT.

James E. Cashman, 52	2007	Mr. Cashman has served as a director since March 2005. Mr. Cashman has been a member of the CBOT since 1977 and is currently an independent trader. Mr. Cashman holds one Series B-1 (Full) membership in the CBOT.

Mark E. Cermak, 54	2007	Mr. Cermak has served as a director since January 2000, is a member of the executive committee, and is a member of the CBOT regulatory compliance committee (chair) and the joint CBOE/CBOT advisory committee. He was President, Futures Division, of O’Connor & Co. LLC, a clearing member of the CBOT from January 1995 until the February 2006 acquisition of O’Connor by Fortis Bank, and currently serves as Director, Execution Services. Mr. Cermak holds one Series B-1 (Full) membership in the CBOT.

Brent M. Coan, 41	2007	Mr. Coan has served as a director since March 2004. Mr. Coan has been a member of the CBOT since 1989 and is currently an independent trader. From 1991 to 2001, he was President of Harbour Management, Inc., a commodity trading advisory firm. Mr. Coan holds one Series B-1 (Full) membership in the CBOT.

James A. Donaldson, 61	2007	Mr. Donaldson has served as a director since March 2004. Mr. Donaldson has been a member of the CBOT since 1968 and is currently an independent trader. From 1973 to 1981, he was a general partner of Kelly Grain Company. From 1981 to 1985,

Name and Age	For a Term Expiring	Background
		he held the positions of Executive Vice President and Secretary of Kelly Commodities, Inc. Mr. Donaldson holds one Series B-1 (Full) membership in the CBOT.

C.C. Odom, II, 63	2007	Mr. Odom has served as a director since March 2002, and is a member of the executive committee, the audit committee, the nominating committee (chair), the CBOT lessors committee (chair) and the AMPAC steering committee (chair). Mr. Odom has been an independent member/trader since 1973. He is the founder and sole proprietor of Odom Investments, which he founded in 1968, CCO Venture Capital, which he founded in 1991 and ran until 2001 and Argent Venture Capital, which he founded in 2001. He is also a co-founder and principal in Frontier Healthcare, LLC. He also serves as President of Mission Road Development and as Vice-Chairman of Mission Road Ministries, both of which are charitable in nature. Mr. Odom holds one Series B-1 (Full) membership in the CBOT.

Charles M. Wolin, 60	2007	Mr. Wolin has served as a director since March 2005. Mr. Wolin has been a member of the CBOT since 1980 and is currently an independent trader. He holds one Series B-2 (Associate) membership in the CBOT.

GOVERNANCE AND BOARD MATTERS

We are committed to the use of sound corporate governance principles and practices in the conduct of our business. The board of directors has adopted Corporate Governance Guidelines to address certain fundamental corporate governance issues. The Corporate Governance Guidelines provide a framework for governance activities and initiatives and cover, among other topics, director independence and qualifications, board and committee composition and evaluation, board access to members of management and independent outside advisors, board meetings (including meetings in executive session without management present), succession planning and receipt of concerns or complaints, including those relating to accounting matters. The Corporate Governance Guidelines are included under “Corporate Governance” as part of the “Investor Relations” section of our website, www.cbot.com. Neither the Corporate Governance Guidelines nor any other information on or available through our website is incorporated by reference in, or considered to be part of, this proxy statement.

Code of Conduct

Our board of directors also has adopted a Code of Business Conduct and Ethics, which we refer to as our Code of Conduct. The Code of Conduct applies to all directors, officers and employees, and covers topics such as compliance with laws and regulations, proper use of our assets, treatment of confidential information, ethical handling of actual or apparent conflicts of interest, accurate and timely public disclosures, prompt internal reporting of violations and accountability for adherence to our guidelines. A copy of the Code of Conduct is included under “Corporate Governance” as part of the “Investor Relations” section of our website, www.cbot.com.

Director Independence

Our Corporate Governance Guidelines require that the Board be comprised of at least a majority of independent directors. For a director to be considered independent under the listing standards of the NYSE, the Board must affirmatively determine that a director has no direct or indirect material relationship with the Company. The Board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist the Board in making its determinations regarding independence. These standards are in addition to the independence standards set forth in the rules of the NYSE. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us. Our categorical independence standards provide that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, CBOT clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CBOT products and services shall be presumed to be “independent” if he or she otherwise satisfies all of the other independence standards applicable to us.

The board has determined that, except as described below, each of our directors and director nominees is “independent” as defined by the NYSE and our categorical independence standards. Mr. Dan, our President and Chief Executive Officer, was not classified as “independent” due to his employment with the Company. In addition, Mr. Corvino was determined not to be independent because he received compensation from us in exchange for his service as a market maker with respect to swap and agency futures contracts. In 2003, 2004 and 2005, Mr. Corvino earned $105,948, $74,830 and $5,000, respectively, for serving in such capacity. Also, Joseph Niciforo, who is a nominee for election as a director, would not qualify as “independent” because his brother is a partner of Deloitte Consulting, LLP, an affiliate of Deloitte & Touche LLP, our registered independent public accountants.

Executive Sessions

Our Corporate Governance Guidelines require the board to regularly meet in executive session without management or any employee director present. The Chairman of the Board presides over these sessions.

Self-Evaluation

Our Corporate Governance Guidelines require the board and each of its committees to perform an annual self-assessment to determine how effectively they are functioning. Our standing committees were first established in 2005 and therefore they did not complete an annual self-assessment in 2005.

Board and Committee Meeting Attendance

Our board of directors held 16 meetings during 2005. In addition to meetings of the full board, directors also attended meetings of board committees on which they serve. Each incumbent director attended at least 75% of the board meetings and meetings of the board committees of which he or she was a member during the 2005 fiscal year, except for Mr. Walter who attended approximately 63% of such meetings.

Board Committees

The board of directors has four standing board committees: audit, compensation, executive and nominating. Each of the audit, compensation and nominating committees operates under a written charter adopted by the board. These charters are included under “Corporate Governance” as part of the “Investor Relations” section of our website, www.cbot.com. The audit committee charter is also attached as Appendix B to this proxy statement.

Executive Committee

The executive committee consists of Messrs. Carey (chair), Corvino, Cermak, Dan, Odom and Nickolas J. Neubauer, whose term as a director expires at the Annual Meeting. The executive committee exercises the authority of the full board of directors when the board is not in session, except as required by our amended and restated certificate of incorporation or bylaws or applicable law. The executive committee held 15 meetings in 2005.

Audit Committee

The audit committee consists of Messrs. Neubauer (chair), Odom and Walter and Ms. Clegg. Mr. Neubauer’s term as a director expires at the Annual Meeting. Each of the members of the audit committee is independent within the meaning of SEC rules and regulations, applicable NYSE listing standards and our bylaws. The board has determined that Ms. Clegg is an “audit committee financial expert” within the meaning of SEC rules and regulations, and that she is independent within the meaning of applicable SEC rules and regulations.

The audit committee is responsible for, among other things, recommending and hiring the independent registered public accountants to conduct an annual audit of the financial statements of CBOT Holdings, approving the scope of such audits, reviewing financial reporting systems and controls, reviewing the audit findings and management’s response to those findings and ensuring the effectiveness of the independent registered public accountants and the internal financial staff. The audit committee held ten meetings in 2005.

Compensation Committee

The compensation committee consists of Messrs. Gerdes (chair), Neubauer, Walter and James P. McMillin. The terms of Messrs. Neubauer and McMillin as directors expire at the Annual Meeting, although Mr. McMillin is seeking re-election. If Mr. McMillin is not re-elected, we intend to appoint another independent director to the compensation committee. Each of the members of the compensation committee is independent within the meaning of applicable NYSE listing standards and our bylaws.

The compensation committee is responsible for, among other things, reviewing and recommending to the board of directors the total compensation for our directors; establishing the total compensation package provided to, and other terms of employment of, the President and Chief Executive Officer; reviewing and recommending to the board of directors the creation and/or revision of incentive compensation plans and equity incentive plans; establishing the design of the benefit plans that pertain to the board of directors, the President and Chief Executive Officer and other senior executive officers who report directly to the President and Chief Executive Officer; reviewing development and succession plans and evaluating the performance of the President and Chief Executive Officer. The compensation committee held three meetings in 2005.

Nominating Committee

The nominating committee consists of Messrs. Odom (chair), Callahan and Gerdes. Each of the members of the nominating committee is independent within the meaning of applicable NYSE listing standards and our bylaws.

The nominating committee reviews the qualifications of potential candidates and proposes to the board of directors for their review and approval nominees for vacant positions or positions expected to be vacant on the board of directors. The nominating committee is also responsible for nominating individuals to serve as members of the nominating committee. Although the nominating committee recommends nominees to the board of directors, the board of directors exercises its own judgment in approving nominees to serve as directors. The nominating committee held two meetings in 2005.

Other Committees

In addition to these committees, CBOT Holdings and the CBOT may maintain certain other board and non-board committees, including regulatory, disciplinary and membership committees at the CBOT. CBOT Holdings and the CBOT may create additional non-board advisory bodies and other non-board committees composed of directors, officers and stockholders or members, as appropriate.

Consideration of Director Nominees

Our board seeks directors from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. In selecting candidates, the nominating committee considers, among other criteria, the character, background and professional experience of candidates. Prior experience and familiarity with the derivatives industry are among the relevant criteria. Each nominee should possess good judgment and an inquiring and independent mind. Each nominee should also possess a reputation for the highest personal and professional ethics, integrity and values. The nominating committee, comprised entirely of directors who are “independent” under NYSE listing standards, reviews the qualifications and backgrounds of potential directors and recommends to the board the slate of Parent Director nominees to be nominated for election at the Annual Meeting of Stockholders.

The nominating committee solicits candidates from its current directors and, if deemed appropriate, may retain recruiting professionals to identify and evaluate candidates. The nominating committee will also consider Parent Director nominees recommended by stockholders and submitted in writing, accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the nominating committee, in care of the Secretary, CBOT Holdings, Inc., 141 West Jackson Boulevard, Suite 600, Chicago, Illinois 60604. Stockholder nominations also must comply with the advance notice provisions of our bylaws, which are described in this proxy statement under the heading “Stockholder Proposals for 2007 Annual Meeting.” In considering a stockholder recommendation, the nominating committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our nominating committee’s charter is available on our website.

Communications with the Board of Directors

Any stockholder who desires to contact the Chairman of the Board or the other members of the board of directors may do so by writing to the Chairman or other members of the board of directors care of the Secretary of CBOT Holdings, Inc., 141 West Jackson Boulevard, Suite 600, Chicago, Illinois 60604. All such written communications will be collected by Paul J. Draths, Vice President and Secretary of CBOT Holdings, Inc., and delivered in the form received to the Chairman of the Board or, if so addressed or deemed appropriate based on the facts and circumstances outlined in the communication, to another member of the board or a chair of one of its standing committees. However, unsolicited advertisements, invitations or promotional materials may not be forwarded to directors, in the discretion of the Secretary.

Reporting Concerns to the Audit Committee

Concerns or complaints regarding our accounting, internal accounting controls or auditing matters may be communicated directly to the audit committee on a confidential and anonymous basis and may be submitted in writing or reported by telephone. Written communications may be submitted to the chairperson of the audit committee, at the address set forth on our website. Telephone reports may be made by our employees via a toll-free hotline number that is provided to all employees.

Attendance at Annual Meetings

We strongly encourage, but do not require, our directors to attend the Annual Meeting.

DIRECTOR COMPENSATION

Our directors (other than the Chairman of the Board and directors who are employees of CBOT Holdings) and special board advisors will receive an annual fee of $30,000 plus a meeting attendance fee of $1,500 for each board and committee meeting attended and our Chairman of the Board will receive an annual fee of $500,000 (but is not entitled to receive meeting attendance fees). In addition, the chairpersons of our audit, compensation and nominating committees receive additional annual fees of $20,000, $10,000 and $10,000, respectively. Also, any director who is the chair of a temporary committee of the board of directors that is asked to perform extraordinary tasks on a short-term basis is entitled to additional directors’ fees in the amount of $5,000 for each month in which he or she serves as the chair of such committee, up to a maximum of $50,000. All of our directors also receive reimbursement of travel expenses in connection with board and committee meeting attendance.

Additionally, under the directors’ compensation policy, each of our directors (other than directors who are employees of CBOT Holdings) and special board advisors receive annual grants of Class A common stock under our 2005 Long-Term Equity Incentive Plan. Our Chairman of the Board receives an annual grant of shares of Class A common stock having a value of $250,000 and all other directors (other than directors who are employees of CBOT Holdings) and special board advisors receive an annual grant of shares of Class A common stock having a value of $30,000. Each annual grant will be valued at the market price of the Class A common stock on the date of the grant (as determined in accordance with the 2005 Long-Term Equity Incentive Plan) and will be made on the date of our Annual Meeting of Stockholders. In accordance with this policy, in 2005 our Chairman of the Board received a grant of 2,700 shares of Class A common stock, each of our 15 other non-employee directors received a grant of 324 shares of Class A common stock and Peter F. Borish, a former director and special advisor to our board of directors, received a grant of 324 shares of Class A common stock.

Each of these grants of Class A common stock will be fully vested on the grant date but the shares may not be transferred for a period of 30 days following the grant date. However, under the terms of the directors’ compensation policy, our directors and special advisors who receive shares pursuant to this policy generally may not sell or transfer more than 50% of the shares granted to such director or special advisor until after the end of his or her service on our board of directors or as a special advisor.

Under the directors’ compensation policy, no director (other than our Chairman of the Board) or special advisor shall be entitled to receive more than $100,000 in compensation and fees (inclusive of the value of the stock grants but excluding the additional annual payments made to the chairpersons of the audit, nominating and compensation committees and monthly fees paid to chairs of temporary committees) in any period from one annual meeting of stockholders to the next annual meeting of stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table shows, as of February 28, 2006 unless otherwise noted, the amount of common stock beneficially owned by (1) each person known to us to beneficially own more than 5% of our Class A common stock, (2) our directors and director nominees, (3) each executive officer named in the Summary Compensation Table set forth under the heading “Executive Compensation” below, and (4) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to dispose of, and stock options that are currently exercisable or will become exercisable within 60 days of February 28, 2006. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Series A-1 shares are scheduled to convert to unrestricted shares of Class A common stock on April 22, 2006.

	Beneficial Ownership by Class or Series			Aggregate Beneficial Ownership
Beneficial Owner	Number of Shares	Class or Series	Percent of Class or Series	Total Shares	Percent of Class A Common Stock
5% Stockholders:
Caledonia (Private) Investments Pty Limited(1)	1,058,498	A-1	6.5%
	1,058,232	A-2	6.5
	1,058,232	A-3	6.5
	5,000	Class A	*
				3,179,962	6.0%

Directors, Nominees and Executive Officers:
Charles P. Carey	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	2,800	Class A	*
				30,138	*
Robert F. Corvino	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	324	Class A	*
				27,662	*
John E. Callahan	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	324	Class A	*
				27,662	*
James E. Cashman	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	324	Class A	*
				27,662	*
Mark E. Cermak	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	324	Class A	*
				27,662	*

	Beneficial Ownership by Class or Series			Aggregate Beneficial Ownership
Beneficial Owner	Number of Shares	Class or Series	Percent of Class or Series	Total Shares	Percent of Class A Common Stock
Jackie Clegg	—	A-1	—
	—	A-2	—
	—	A-3	—
	874	Class A	*
				874	*
Brent M. Coan	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	324	Class A	*
				27,662	*
James A. Donaldson	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	324	Class A	*
				27,662	*
Larry G. Gerdes	—	A-1	—
	—	A-2	—
	—	A-3	—
	874	Class A	*
				874	*
Ardel V. McKenna	3,334	A-1	*
	3,333	A-2	*
	3,333	A-3	*
	—	Class A	—
				10,000	*
James P. McMillin	3,334	A-1	*
	3,333	A-2	*
	3,333	A-3	*
	324	Class A	*
				10,324	*
Nickolas J. Neubauer	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	324	Class A	*
				27,662	*
Joseph Niciforo	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	—	Class A	—
				27,338	*
C.C. Odom, II	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	324	Class A	*
				27,662	*

	Beneficial Ownership by Class or Series			Aggregate Beneficial Ownership
Beneficial Owner	Number of Shares	Class or Series	Percent of Class or Series	Total Shares	Percent of Class A Common Stock
M.B. Oglesby, Jr.	—	A-1	—
	—	A-2	—
	—	A-3	—
	874	Class A	*
				874	*
John L. Pietrzak(2)	18,228	A-1	*
	18,224	A-2	*
	18,224	A-3	*
	—	Class A	—
				54,676	*
Frank S. Serrino(3)	40,734	A-1	*
	40,721	A-2	*
	40,721	A-3	*
	324	Class A	*
				122,500	*
Christopher Stewart(4)	40,992	A-1	*
	40,980	A-2	*
	40,980	A-3	*
	—	Class A	—
				122,952	*
Michael D. Walter(5)	9,114	A-1	*
	9,112	A-2	*
	9,112	A-3	*
	324	Class A	*
				27,662	*
Charles M. Wolin	3,334	A-1	*
	3,333	A-2	*
	3,333	A-3	*
	324	Class A	*
				10,324	*
Bernard W. Dan(6)	—	A-1	—
	—	A-2	—
	—	A-3	—
	80,100	Class A	2.3
				80,100	*
William M. Farrow III	—	A-1	—
	—	A-2	—
	—	A-3	—
	—	Class A	—
				—	—
Bryan T. Durkin	—	A-1	—
	—	A-2	—
	—	A-3	—
	—	Class A	—
				—	—

	Beneficial Ownership by Class or Series			Aggregate Beneficial Ownership
Beneficial Owner	Number of Shares	Class or Series	Percent of Class or Series	Total Shares	Percent of Class A Common Stock
Christopher Malo	—	A-1	—
	—	A-2	—
	—	A-3	—
	—	Class A	—
				—	—
Glen M. Johnson	—	A-1	—
	—	A-2	—
	—	A-3	—
	—	Class A	—
				—	—
Carol A. Burke	—	A-1	—
	—	A-2	—
	—	A-3	—
	—	Class A	—
				—	—
Directors and Executive Officers as a group (21 persons)(3)(5)(6)	138,542	A-1	*
	138,507	A-2	*
	138,507	A-3	*
	89,410	Class A	2.6
				504,966	1.0

*	Less than 1%
(1)	Based on information derived from our records and a Schedule 13G filed by Caledonia (Private) Investments Pty Limited with the SEC on February 14, 2006 in which Caledonia reported shared voting power with respect to all 3,179,962 shares and no dispositive power. Excludes 262,028 shares of Class A common stock held by certain affiliates of Caledonia with respect to which Caledonia has no voting or dispositive power. According to the Schedule 13G, Caledonia is an investment advisor in Australia and the shares shown as beneficially owned by Caledonia are owned by its clients, who retain the economic interest in the shares. Caledonia also reports in the Schedule 13G that no individual client beneficially owns 5% or more of the Class A common stock. The business address of Caledonia is Level 21, Gold Fields House, 1 Alfred Street, Sydney, NSW 2000, Australia.
(2)	Includes 9,114 Series A-1 shares, 9,112 Series A-2 shares and 9,112 Series A-3 shares held by the John L. Pietrzak Trust.
(3)	Includes 31,620 Series A-1 shares, 31,609 Series A-2 shares and 31,609 Series A-3 shares held through Serrino Trading Co., Inc., of which Mr. Serrino is the owner.
(4)	Shares held by Gelber Group LLP and its affiliates as to which Mr. Stewart has shared voting and dispositive power.
(5)	Includes 9,114 Series A-1 shares, 9,112 Series A-2 shares and 9,112 Series A-3 shares owned by Mr. Walter’s employer, ConAgra Foods, Inc., which he may be deemed to beneficially own. Mr. Walter disclaims such beneficial ownership.
(6)	Includes options to purchase 50,000 shares that are currently exercisable or will become exercisable within 60 days of February 28, 2006. Also includes 20,000 shares of restricted stock that vest in two equal installments on October 24 in 2007 and 2009, and 10,000 shares of restricted stock that vest in three approximately equal installments on December 31 in 2006, 2007 and 2008.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE 2006 FISCAL YEAR

As required by Section 301 of the Sarbanes-Oxley Act of 2002 and the listing standards of the NYSE, our audit committee is comprised solely of directors who are “independent” under the requirements of the SEC and the NYSE and is directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm. The audit committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Deloitte & Touche served as our independent registered public accounting firm for the fiscal year ended December 31, 2005. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to make a statement if they so desire. Although we are not required to seek stockholder approval of this appointment, we believe it to be sound corporate governance to do so. If the appointment of Deloitte & Touche LLP is not ratified by our stockholders, our audit committee will investigate the reasons for stockholder rejection and will consider appointing a different independent registered public accounting firm.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2006 FISCAL YEAR.

Audit Committee

The audit committee is appointed by the board to assist the board in overseeing the integrity of our financial statements and financial reporting processes, external auditor’s engagement, independence and performance, internal audit, accounting and control functions with regards to financial reporting and compliance with legal and regulatory requirements. The audit committee consists of four independent directors as defined in the listing standards of the NYSE. Its duties and responsibilities are set forth in the audit committee charter adopted by our board of directors, which is attached to this proxy statement as Appendix B. The board of directors has determined that Jackie Clegg meets the SEC’s definition of audit committee financial expert.

The audit committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the audit committee charter. To carry out its responsibilities, the audit committee met ten times during 2005 and two times during 2006 in regards to the financial statements for 2005.

Among other responsibilities, the audit committee, to the extent it deems necessary or appropriate, reviews and discusses with the external auditors and/or management:

•	the annual audited financial statements and quarterly financial statements, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations, and recommends to the board whether the financial statements should be included in any report to stockholders, or in reports and registration statements filed with the SEC;

•	any relevant reports of financial information submitted by us to any governmental body, including the CFTC, to third parties, or to the public;

•	our press releases and other announcements, including the use of pro forma or adjusted non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies;

•	the matters required to be discussed by SAS No. 61 relating to the conduct of the audit, including critical accounting policies used, significant adjustments or estimates employed, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or on access to requested information and any significant disagreements with management;

•	significant financial reporting issues and judgments in connection with the preparation of our financial statements, including any significant changes in the selection or application of accounting principles, all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor and any other material written communications between the external auditor and management;

•	to the extent applicable, disclosures made to the audit committee by the President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer during their certification process about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant role in our internal controls; and

•	the policies in existence with respect to financial risk assessment and risk management.

The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the independent registered public accounting firm’s independence. Under the policy, pre-approval is generally provided up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.

In addition, the audit committee may pre-approve additional services on a case-by-case basis. During the course of the year, our Senior Vice President and Chief Financial Officer will provide the audit committee with periodic reports of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm.

Report of the Audit Committee

The board of directors has the ultimate authority for effective corporate governance, including the role of oversight of the management of the Company. The audit committee’s purpose is to assist the board of directors in fulfilling its responsibilities by overseeing the Company’s accounting and financial reporting processes, the audits of the Company’s consolidated financial statements, the qualifications of the independent registered public accounting firm engaged as the Company’s independent auditor and the performance of the Company’s internal auditors and independent auditors.

The audit committee relies on the expertise and knowledge of management, the internal auditors and the independent registered public accounting firm in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control. The Company’s independent auditor, Deloitte & Touche LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with GAAP.

In this context, the audit committee reports as follows with respect to the Company’s audited financial statements for the year ended December 31, 2005:

The audit committee has reviewed and discussed the Company’s audited financial statements and the related report of the independent registered public accountants with the Company’s management, and with the Company’s independent registered public accountants with and without management present.

The audit committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including those relating to the independent registered public accountants’ judgment about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting, the reasonableness of significant judgments and the clarity of financial statement disclosures.

The audit committee has discussed with the independent registered public accountants their independence from the Company and its management, as well as the matters in the written disclosures received from them in accordance with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee has received a letter from the Company’s independent registered public accountants confirming their independence and has discussed the letter with them. In addition, the audit committee has considered the non-audit services provided by the independent registered public accountants and concluded that such services are compatible with maintenance of the independent registered public accountants’ independence.

The audit committee has reviewed with the independent registered public accountants its audit plans, audit scope and identification of audit risks. The audit committee periodically met with the independent registered public accountants, with and without management present, to discuss their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. It also met periodically to discuss such matters in executive session.

Based on the foregoing, the audit committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC. The audit committee also selected Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year 2006. The board is recommending that stockholders ratify that selection at the Annual Meeting.

The Audit Committee:

Nickolas J. Neubauer, Chairman

Jackie Clegg

C.C. Odom, II

Michael D. Walter

Principal Accountant Fees and Services

Fees paid to Deloitte & Touche for each of the last two fiscal years are listed in the following table.

Year Ended December 31	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
2005	$695,800	$137,453	$97,865	$—
2004	$597,400	$127,315	$201,250	$—

Audit fees include fees for professional services rendered for the audit of our annual financial statements, review of our financial statements included in our Quarterly Reports on Form 10-Q and for other services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including services provided in connection with our demutualization in April 2005 and our initial public offering in October 2005.

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements, other than those services described under “Audit Fees.” These fees were primarily for services in connection with preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002 which will require an evaluation of our internal control over financial reporting and a report of our registered independent accounting firm on our evaluation as of December 31, 2006 and in connection with the registration statements filed with the SEC in connection with our demutualization and initial public offering.

Tax fees consist of services performed by our independent registered public accounting firm’s tax division, except those related to the audit, and include fees for tax compliance, tax planning and tax advice. In 2005, $90,650 of our tax fees were for tax compliance and preparation of tax returns.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the services described above were pre-approved by the audit committee in accordance with the audit committee’s pre-approval policies described above and its charter, a copy of which is included as Appendix B to this proxy statement.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee is responsible for setting the compensation of the Company’s Chief Executive Officer and the Company’s other senior executive officers, overseeing the Company’s equity incentive plans, developing and recommending to the board total compensation for directors, reviewing development and succession plans and evaluating the performance of the President and Chief Executive Officer. Its duties and responsibilities are set forth in the compensation committee charter adopted by our board of directors, which is available in the Investor Relations section of our website at www.cbot.com. The compensation committee currently consists of four directors, each of whom is independent within the meaning of applicable NYSE listing standards and the Company’s bylaws.

The compensation committee was formed in August 2005. Prior to that time, compensation for the Company’s executive officers was determined by the full board of directors.

During 2005, the compensation committee retained the services of Watson Wyatt Worldwide, a consulting firm, to advise it in connection with a comprehensive review of the Company’s executive compensation policies in connection with the Company’s initial public offering. Based on the recommendation of Watson Wyatt, in December 2005 the compensation committee adopted a compensation program for senior executives that in most cases resulted in an adjustment of base salaries, effective beginning in 2006, which were supplemented with the introduction of a performance driven annual cash bonus award system and equity-based awards. Compensation levels for executive officers were largely determined through a competitive analysis of three benchmark groups:

•	a peer group of 11 companies for which pay data was publicly available and which have a similar standard industrial classification code as the Company;

•	a custom survey by Watson Wyatt of 13 companies from the exchange and clearing industries; and

•	published surveys.

Comparisons were made on an executive officer level position-by-position basis to the extent the data was available. Elements of compensation compared included: base salary, total cash compensation (salary plus bonus), long-term incentives (stock options, restricted stock awards and long-term incentive awards), total direct compensation (total cash compensation plus expected value of long-term incentives) and retirement benefits. The compensation committee also considered the recommendations of the Company’s Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

Compensation Philosophy

The goals of the Company’s executive compensation policies are to attract, retain and motivate highly qualified personnel, to reward achievement of specified performance objectives and to align the interests of management with those of the Company’s stockholders. In particular, compensation is based on the level of job responsibility, individual performance and Company performance. The compensation committee emphasizes paying for performance and believes that a significant portion of an executive’s total compensation should be at risk and tied to Company performance. Compensation levels also reflect the value of a specific job in the marketplace. To attract and retain a highly skilled work force, the Company must remain competitive with the pay of other premier employers who compete with the Company for like talent. The Company’s compensation program for its executive officers consists of two key elements: (1) an annual component, consisting primarily of base salary, annual cash bonus and other annual executive perquisites, and (2) a long-term component, consisting primarily of equity-based compensation and participation in the Company’s qualified and non-qualified benefit programs. The compensation committee believes equity-based compensation, which was not a component of the Company’s compensation programs prior to the Company’s initial public offering, is an important component to assure that the interests of executive officers and stockholders are aligned. In connection with its review of the Company’s executive compensation program in December 2005, the compensation committee generally targeted total compensation for executive officers between the median and the 75th percentile of the total compensation paid to comparable executives at companies included in the survey of the exchange and clearing industries prepared by Watson Wyatt.

Base Salaries

Base salaries for 2005 for all executive officers of the Company were determined by our board of directors. Base salaries are reviewed annually with adjustments based on job performance over time, expansion of the executive’s duties and responsibilities, if any, general market salary levels and other factors particular to the Company, including the Company’s operating budget for the year. No specific weight or emphasis is placed on any one of these factors, and in general base salaries will be set at levels believed by the compensation committee to be sufficient to attract and retain qualified executives when considered with other components of the Company’s compensation program. In December 2005, the compensation committee generally realigned base salaries as part of a comprehensive review of the Company’s executive compensation program.

Annual Incentive Compensation

Annual incentive compensation provides a direct financial incentive to executives to achieve the Company’s annual business goals and strategic objectives. The compensation committee believes that bonuses should represent a significant portion of an executive’s annual compensation to provide an incentive for achieving these goals and objectives. Bonuses for 2005 were based on achievement of Company and individual performance goals, including completion of the Company’s demutualization and initial public offering.

As part of the comprehensive review of the Company’s executive compensation program, the compensation committee approved a cash bonus plan for 2006 pursuant to which the target bonus for executive officers, other than the Chief Executive Officer, is 50% of base salary, with a range of potential award opportunities from 25% of base salary if threshold performance goals are achieved to 100% of base salary if maximum performance goals are achieved. For the Chief Executive Officer, the target bonus is 100% of base salary, with a range of potential award opportunities from 50% of base salary if threshold performance goals are achieved to 200% of base salary if maximum performance goals are achieved. If threshold performance goals are not achieved, no bonuses are payable under the plan.

Performance goals for 2006 are based on financial measures, including revenue, net income, earnings per share and cash earnings, and other operating and individual performance measures. For executives other than the Chief Executive Officer, 75% of the potential bonus opportunity is based on achievement of company and individual performance goals, and the remaining 25% is discretionary. For the Chief Executive Officer, 80% of the potential bonus opportunity is based on achievement of financial goals.

Equity-Based Compensation

Prior to the Company’s initial public offering, equity-based compensation was not a part of the Company’s executive compensation program. In 2005, the Company adopted the 2005 Long-Term Equity Incentive Plan, which provides for several types of equity-based compensation awards: restricted stock and stock units, incentive and nonqualified options, stock appreciation rights and performance awards. The equity incentive plan is administered by the compensation committee, which selects individuals to receive awards under the plan and determines the terms and conditions of awards. In determining the size of equity-based awards to executive officers, the compensation committee considers among other factors the overall compensation levels and benchmark data, job performance, the number of shares available for grant under the equity incentive plan and the potential dilutive impact of grants.

In connection with the Company’s initial public offering, the compensation committee awarded options to purchase 100,000 shares of Class A common stock and 20,000 shares of restricted stock to the Chief Executive

Officer, and options to purchase an aggregate of 100,000 shares of Class A common stock to the Company’s other executive officers. All options granted in 2005 were non-qualified stock options and have an exercise price of $54.00 per share, which was the public offering price in the Company’s initial public offering. Additional information regarding equity-compensation awards granted to executive officers during 2005 is set forth under the heading “Executive Compensation.”

Chief Executive Officer Compensation

Prior to the Company’s initial public offering, the Company’s Chief Executive Officer, Bernard W. Dan, earned an annual base salary of $950,000. In September 2005 we entered into an employment agreement pursuant to which Mr. Dan’s base salary was reduced to $800,000 for 2006. Under the terms of Mr. Dan’s employment agreement, the Company may increase Mr. Dan’s base salary from time to time but may not decrease it. The agreement also provided that Mr. Dan would receive a cash bonus for 2005 based on his performance and the Company’s operating results of not less than $300,000. Based on the Company’s and Mr. Dan’s performance for 2005, the compensation committee granted Mr. Dan a bonus for 2005 of $650,000. Mr. Dan’s agreement provides that he will be entitled to an annual target bonus equal to 100% of base salary, with a range of potential award opportunities from 50% of base salary if threshold performance goals are achieved to 200% of base salary if maximum performance goals are achieved. In addition, the agreement provides that 80% of the potential bonus opportunity is based on achievement of financial goals.

The agreement also provides for equity-based compensation of 20,000 shares of restricted stock and a non-qualified option to purchase 100,000 shares of Class A common stock. The shares of restricted stock vest in two equal installments on October 24 in 2007 and 2009. Of the options granted to Mr. Dan, 50,000 shares are “time-vested” and vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant. The remaining 50,000 options granted to Mr. Dan are “performance-vested” and vested as to 16,667 shares on the first date on which the average closing price of our Class A common stock for ten consecutive trading days was at least $81.00 per share, an additional 16,667 shares vested on the first date on which the average closing price for ten consecutive trading days was at least $94.50 per share, and the remaining 16,666 shares vested on the first day on which the average closing price for ten consecutive trading days was at least $108.00 per share. Each of these thresholds was reached on November 1, 2005.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the four other most highly paid executive officers of publicly held companies. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. The compensation committee may grant awards under the equity incentive plan and the annual bonus plan that will be exempt from the deduction limits of Section 162(m). However, the deductibility of compensation under Section 162(m) is only one factor that the compensation committee will consider in assessing whether a particular arrangement is appropriate given the goal of motivating executives to achieve corporate objectives and increase stockholder value. The compensation committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation.

The Compensation Committee:

Larry G. Gerdes, Chairman

James P. McMillin

Nickolas J. Neubauer

Michael D. Walter

EXECUTIVE COMPENSATION

The following table sets forth information on compensation earned by our President and Chief Executive Officer, each of the next four most highly compensated executive officers and our former Executive Vice President and General Counsel. In this proxy statement, we refer to these executives as our named executive officers. Each table is presented in the format that the SEC has established for the disclosure of executive compensation. The Summary Compensation Table details the salary and bonus earned by, and the stock options and restricted stock awards granted to, each named executive officer during each of the last two fiscal years.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Restricted Stock Awards($)(3)	Securities Underlying Options(#)
Bernard W. Dan President and Chief Executive Officer	2005	$950,000	$650,000	$614,663	$2,610,000	100,000
	2004	550,000	600,000	147,452	—	—

William M. Farrow III	2005	550,000	200,000	360,744	—	20,000
Executive Vice President and Chief Information Officer	2004	550,000	275,000	101,539	—	—

Bryan T. Durkin	2005	500,000	250,000	210,523	—	20,000
Executive Vice President and Chief Operating Officer	2004	400,000	275,000	147,829	—	—

Christopher Malo	2005	311,298	200,000	13,287	—	20,000
Executive Vice President of Marketing and Business Development(4)	2004	—	—	—	—	—

Glen M. Johnson	2005	300,000	150,000	100,444	—	20,000
Senior Vice President and Chief Financial Officer	2004	280,000	60,000	54,687	—	—

Carol A. Burke	2005	575,000	200,000	345,082	—	20,000
Former Executive Vice President and General Counsel(5)	2004	575,000	250,000	250,514	—	—

(1)	Bonuses for services performed in 2005 by named executive officers were paid in January 2006. Bonuses for services performed in 2004 were paid in January 2005.
(2)	Other annual compensation includes 401(k) matching contributions, payments under non-qualified excess 401(k) and supplemental pension arrangements described below under the heading “Non-Qualified Excess Plans,” and taxable fringe benefits paid by us on behalf of the named executive officers and, in the case of Ms. Burke, accrued vacation pay, as follows:

Name	401(k) Matching Contribution	Excess 401(k)	Supplemental Pension	Other
Mr. Dan	—	$177,787	$413,495	$23,381
Mr. Farrow	$5,750	56,513	284,844	13,636
Mr. Durkin	3,000	43,261	141,214	23,048
Mr. Malo	4,375	5,751	—	3,161
Mr. Johnson	3,500	15,779	70,343	10,822
Ms. Burke	—	54,492	252,068	38,522

(3)

Represents the value of 20,000 shares of restricted stock granted to Mr. Dan based on the closing price of our Class A common stock on October 24, 2005, the date of grant. The shares vest in two equal installments on October 24 in 2007 and 2009. Mr. Dan will be entitled to receive any dividends paid on the shares of restricted stock. These shares had a value of $1,875,200 on December 30, 2005, based on the closing price of our Class A common stock on that date.
(4)	Mr. Malo joined CBOT Holdings in March 2005.
(5)	Includes payments to be made in respect of 2005 pursuant to the terms of a retirement agreement, dated March 6, 2006, which is described below under the heading “Employment-Related Agreements.”

Option Grants in 2005

The following table sets forth information with respect to options granted to the named executive officers during 2005.

Name	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price Per Share($)	Expiration Date	Grant Date Fair Value($)(3)
Mr. Dan	100,000	45%	$54.00	10/18/15	$2,360,831
Mr. Farrow	20,000	9	54.00	10/18/15	499,000
Mr. Durkin	20,000	9	54.00	10/18/15	499,000
Mr. Malo	20,000	9	54.00	10/18/15	499,000
Mr. Johnson	20,000	9	54.00	10/18/15	499,000
Ms. Burke	20,000	9	54.00	10/18/15	499,000

(1)	All options granted in 2005, other than the options granted to Mr. Dan, will vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant, October 18, 2005, subject to acceleration or termination in certain circumstances. Of the options granted to Mr. Dan, 50,000 shares are “time-vested” and vest in equal annual installments over a four-year period beginning on the first anniversary of the date of grant. The remaining 50,000 options granted to Mr. Dan are “performance-vested” and vest as to 16,667 shares on the first date on which the average closing price of our Class A common stock for ten consecutive trading days is at least $81.00 per share, an additional 16,667 shares vest on the first date on which the average closing price for ten consecutive trading days is at least $94.50 per share, and the remaining 16,666 shares vest on the first day on which the average closing price for ten consecutive trading days is at least $108.00 per share. Each of these thresholds was reached on November 1, 2005 and so 50,000 shares vested on that date.
(2)	Options to purchase 220,000 shares of Class A common stock were granted to CBOT Holdings employees in 2005.
(3)	The fair value of the time-vested options was determined using a lattice-based binomial model, and the fair value of the performance-vested options was determined based on a Monte-Carlo simulation model. For all options, a risk-free rate of 4.4% was used with a 45% volatility factor and a dividend yield assumption of zero. The time-vested options had an assumed life of six years and the performance-vested options had assumed lives ranging from five to seven years. No adjustments were made for non-transferability or risk of forfeiture.

Option Exercises and Year-End Option Value

The following table sets forth information with respect to options held by the named executive officers at December 31, 2005. No options were exercised by the named executive officers in 2005.

	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-The-Money Options at Fiscal Year End($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Mr. Dan	50,000	50,000	1,988,000	1,988,000
Mr. Farrow	—	20,000	—	795,200
Mr. Durkin	—	20,000	—	795,200
Mr. Malo	—	20,000	—	795,200
Mr. Johnson	—	20,000	—	795,200
Ms. Burke	—	—	—	—

(1)	The option values were calculated based on the closing price of our Class A common stock on December 30, 2005 (the last business day of the year) of $93.76, less the option exercise price, multiplied by the number of shares. An option is in-the-money if the market value of the Class A common stock subject to the option is greater than the exercise price.

Benefit Plans

Pension Plan

CBOT Holdings and its subsidiaries maintain a non-contributory defined benefit pension plan that provides a predetermined amount of retirement income to eligible participants and their beneficiaries. To participate in this plan, an employee must complete one year of employment and be at least 21 years of age. The policy funds currently required pension costs to the extent allowed for a tax deduction by the IRS. Participants become fully vested in the plan after five years of vesting service. One year of vesting service is obtained by completing 1,000 hours of work in a calendar year after age 18.

Assuming the participant retires at age 65, the following table sets forth the retirement income for the qualified pension plan before a reduction of an amount equal to 50 percent of the participant’s primary social security benefit.

Pension Plan Table

Final Average Compensation	Years of Service
	15	20	25	30	35
$125,000	$37,500	$50,000	$62,500	$62,500	$62,500
$150,000	45,000	60,000	75,000	75,000	75,000
$175,000	52,500	70,000	87,500	87,500	87,500
$200,000	60,000	80,000	100,000	100,000	100,000
$250,000	62,100	82,800	103,500	103,500	103,500
$300,000	62,100	82,800	103,500	103,500	103,500
$400,000	62,100	82,800	103,500	103,500	103,500
$450,000	62,100	82,800	103,500	103,500	103,500
$500,000	62,100	82,800	103,500	103,500	103,500
$600,000	62,100	82,800	103,500	103,500	103,500

A plan participant’s retirement benefit is determined by taking the difference between 50% of his final average compensation (based on participant’s highest 60 consecutive months of earnings) and 50% of his or her primary social security benefit. But if the participant is credited with less than 25 years of benefit service, then the benefit amount is multiplied by a fraction, the numerator of which is the actual years of benefit service and the denominator of which is 25.

Any participant who had both attained age 50 and was fully vested in his accrued benefit under the terms of the plan as of September 1, 1985, will have his retirement benefit determined by taking the difference between 65 percent of his final average compensation and 50 percent of his primary social security benefit. But if the participant is credited with less than 25 years of benefit service, then the benefit amount is multiplied by a fraction, the numerator of which is the actual years of benefit service and the denominator of which is 25.

All earnings disclosed as “Other Annual Compensation” for each of the named executive officers are included in the compensation covered by the plan, except for Other Annual Compensation amounts consisting of payments for the tax effect on Exec-u-care and 401(k) payments in excess of qualified limits. Covered compensation for 2005 for Mr. Dan, Mr. Farrow, Mr. Durkin, Mr. Johnson and Ms. Burke was $1,550,000, $825,000, $775,000, $360,000 and $825,000, respectively. As of December 31, 2005, the estimated credited years of service under the CBOT pension plan for Mr. Dan, Mr. Farrow, Mr. Durkin, Mr. Johnson and Ms. Burke were 4, 4, 23, 28 and 23, respectively. Mr. Malo joined the Company is March 2005 and therefore did not satisfy the one year of service eligibility requirement under the CBOT pension plan as of December 31, 2005.

Non-Qualified Excess Plans

CBOT Holdings and its subsidiaries maintain non-qualified plans that are not subject to the Employee Retirement Income Security Act of 1974. Officers and employees whose benefits under qualified defined contribution and defined benefit plans are limited by certain sections of federal tax law are compensated at year end for lost benefits and lost tax deferrals (including lost deferrals on employee contributions that were limited). These year-end payments are intended to make up for the reduction in 401(k) and qualified pension plan benefits payable to those certain officers and employees because of the limitations imposed under federal law. The supplemental pension plan for officers and employees was terminated following payment of benefits in respect of 2005.

Equity Incentive Plan

In 2005 we adopted the 2005 Long-Term Equity Incentive Plan in order to enhance our ability to attract and retain highly qualified employees, officers and directors. There are several types of awards that may be issued under the equity incentive plan: restricted stock and stock units, incentive and nonqualified options, stock appreciation rights and performance awards. A total of 1,200,000 shares of our Class A common stock are reserved for issuance under the equity incentive plan, subject to equitable adjustment by our compensation committee upon certain corporate transactions or events. Shares subject to an award that remain unissued upon the expiration, termination or forfeiture of the award will again become available for award under the equity incentive plan, unless in the case of options granted under the equity incentive plan, related stock appreciation rights are exercised.

The equity incentive plan is administered by our compensation committee. Our directors, officers and key employees and other key individuals performing services for us are eligible to receive awards under the equity incentive plan in the discretion of our compensation committee. The compensation committee has the responsibility for interpreting the plan and determining the terms and conditions of awards made under the equity incentive plan, including when they will become exercisable or otherwise vest. The compensation committee generally has the authority to amend the terms of any outstanding award. The equity incentive plan may be amended by our board or our compensation committee, subject to stockholder approval where necessary in order to satisfy legal or regulatory requirements. The equity incentive plan will terminate no later than April 22, 2015.

If a participant ceases to be a director, officer or employee of, or to perform services for, us due to cause as defined in the equity incentive plan, all of the participant’s options, stock appreciation rights, restricted stock and stock units and performance awards will be automatically forfeited. If we experience a change in control, all of a participant’s options and stock appreciation rights will, if so provided in the applicable award agreement, become fully vested and exercisable until their expiration date, all restrictions on restricted stock and stock units will lapse and the participant will be entitled to a proportionate portion of any performance award. If a participant ceases to be a director, officer or employee of, or to perform services for, us due to any other reason, the compensation committee has the discretion to determine the circumstances under which a participant will retain or forfeit all of his or her previously granted awards.

Equity Compensation Plan Information

The 2005 Long-Term Equity Incentive Plan is our only equity compensation plan. It was approved by our sole stockholder prior to completion of our demutualization in April 2005. The following table sets forth certain information regarding options and shares of restricted stock granted under the 2005 Long-Term Equity Incentive Plan and the shares remaining available for future grants as of December 31, 2005:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	220,000	$54.00	972,116
Equity compensation plans not approved by security holders	—	—	—
Total	220,000	$54.00	972,116

Employment-Related Agreements

Bernard W. Dan

We have entered into an employment agreement with Bernard W. Dan, our President and Chief Executive Officer. The term of the agreement began on September 21, 2005 and will terminate on December 31, 2009. The agreement may be extended for successive two-year terms upon the mutual agreement of us and Mr. Dan.

The agreement provided for an annual base salary of $950,000 in 2005. Effective January 1, 2006, Mr. Dan’s salary is $800,000, which may be increased but not decreased by our board of directors from time to time. In addition to the base salary, Mr. Dan is entitled to receive a cash bonus. For 2005, Mr. Dan’s cash bonus was based upon his performance and our operating results during 2005, but was subject to a minimum of $300,000. Effective 2006, Mr. Dan is eligible to earn an annual cash bonus based on performance levels established by the compensation committee of our board of directors following consultation with Mr. Dan, with 80% of those performance levels to be based on the primary financial measurements of CBOT Holdings and/or the CBOT during the year. Beginning in 2006, the performance bonus will be equal to 200% of Mr. Dan’s base salary for a given year if maximum performance levels are achieved, 100% of Mr. Dan’s base salary for that year if target performance levels are achieved, or 50% of Mr. Dan’s base salary for that year if threshold performance levels are achieved.

Under the terms of the agreement we granted to Mr. Dan, on the date of completion of our initial public offering, 20,000 shares of restricted Class A common stock and a non-qualified stock option to purchase 100,000 shares of our Class A common stock at an exercise price of $54.00 per share, the per share offering price in the offering. These shares and options were granted pursuant to our 2005 Long-Term Equity Incentive Plan. While Mr. Dan is employed with us, Mr. Dan is required to hold for at least two years 50% of the net (after tax) shares acquired upon exercise of any part of the options and 50% of the net (after tax) shares acquired upon vesting of any of the granted shares. The agreement further requires our board of directors, beginning in 2007, to review Mr. Dan’s individual performance and CBOT Holdings’ operating performance and consider Mr. Dan for additional grants of stock options and stock, which may or may not be granted in the complete discretion of our board.

In addition, the agreement provides that Mr. Dan will be entitled to participate in all of our employee benefit programs that are generally available to senior management, excluding severance or termination benefits not otherwise provided to Mr. Dan under the agreement. Also, we are obligated to pay up to $100,000 of Mr. Dan’s legal fees incurred in the negotiation of the agreement, and to reimburse Mr. Dan for up to $25,000 (or any greater amount approved by our compensation committee) of Mr. Dan’s professional service fees incurred each year.

Under the agreement, Mr. Dan has the right to terminate his employment with us for any reason by giving us ten days written notice.

In the event of Mr. Dan’s death, his estate will be entitled to receive a pro rated performance bonus for the year (calculated as if he achieved target performance levels for the year), his base salary for 12 months after his death, group health coverage for his spouse and dependents for 12 months after his death, and any other benefits to which he is entitled under our other employee benefit programs. In addition, any unvested portions of the granted shares and the time vested option shall become fully vested, but any unvested portion of the performance option shall be cancelled.

In the event that Mr. Dan’s employment is terminated upon a permanent disability, Mr. Dan will be entitled to receive a pro rated performance bonus for the year (calculated as if he achieved target performance levels for the year), his base salary for 12 months after termination, group health coverage for Mr. Dan, his spouse and dependents for 12 months after termination and any other benefits to which he is entitled under our other employee benefit programs. In addition, any unvested portions of the granted shares and the time vested option shall become fully vested, but any unvested portion of the performance option shall be cancelled.

In the event that Mr. Dan’s employment is terminated by us for cause, Mr. Dan will only be entitled to those benefits to which he is entitled under our employee benefit programs. In addition, any unvested portions of the granted shares and the option and any vested but unexercised portion of the option shall be cancelled.

In the event that Mr. Dan’s employment is terminated by us without cause or by Mr. Dan for good reason, Mr. Dan will be entitled to be paid a termination amount equal to 1.5 times the sum of his base salary and performance bonus for the current year (calculated as if Mr. Dan achieved target performance levels for the year). In such circumstances, Mr. Dan is also entitled to receive group health coverage for himself, his spouse and dependents for the 12 months after termination and any other benefits to which he is entitled under our other employee benefit programs. In addition, any unvested portion of the granted shares and any unvested portion of the time vested option that would have otherwise vested within 24 months shall become fully vested, and any remaining unvested portions of the granted shares, the time vested option and the performance option shall be cancelled.

In the event that Mr. Dan’s employment is terminated by Mr. Dan for any other reason, Mr. Dan will only be entitled to any benefits to which he is entitled under our employee benefit programs. In addition, any unvested portions of the granted shares and the option shall be cancelled.

In the event of a change in control of the company, any unvested portions of the granted shares and the time vested option will become fully vested.

Pursuant to the agreement, Mr. Dan is subject to certain confidentiality obligations. In addition, Mr. Dan is subject to certain non-competition and non-solicitation provisions while he is employed by us and for one year thereafter except that if the agreement is not renewed by us, this period may under the circumstances described below be reduced to six months.

If we elect not to renew Mr. Dan’s agreement, then we have the option to pay Mr. Dan an amount equal to 1.5 times the sum of his base salary and performance bonus for the then current year (calculated as if Mr. Dan achieved target performance levels for the year) in exchange for a one-year non-compete period after the expiration of the term of the agreement. If we do not elect to pay Mr. Dan this additional amount, then under the agreement Mr. Dan will be entitled to an amount equal to his annual base salary and will be subject to a six-month non-compete period after the expiration of the term of the agreement. Furthermore, upon any such non-renewal, Mr. Dan will only be entitled to those benefits to which he is entitled under our employee benefit programs. In addition, any unvested portions of the granted shares and the time vested option shall become fully vested, and any remaining unvested portion of the performance option shall be cancelled.

William M. Farrow III and Christopher Malo

We have entered into arrangements with William M. Farrow III and Christopher Malo pursuant to which they are entitled to one year of current annual salary plus payments for benefits under COBRA should their employment be terminated, other than for cause, as a result of a change of control or, in the case of Mr. Farrow, other further development.

Carol A. Burke

On March 6, 2006, we entered into a retirement agreement with Carol A. Burke, our former Executive Vice President and General Counsel, setting forth the terms of her retirement from the Company and related payments and benefits. Under the terms of the agreement, Ms. Burke will receive a 2005 performance bonus of $200,000, a payment of $283,560 under our excess 401(k) and supplemental pension plans for 2005 and accrued vacation of $27,644. Ms. Burke will also be entitled to her base salary of $575,000 for 2006, in accordance with the terms of her employment agreement, payable on regular payroll dates, and $463,796 in lieu of 2006 bonus, supplemental retirement and other payments.

In addition, Ms. Burke will receive $500,000 in recognition of the substantial contributions that she has made during her career of more than 22 years with the Company, and in 2007 she will receive a payment equal to the difference between the closing price per share of our Class A common stock on October 18, 2006 and $54.00, which was the exercise price of stock options granted to Ms. Burke in connection with the Company’s initial public offering that terminated in connection with her retirement, multiplied by 5,000, which is the number of options that would have otherwise vested on October 18, 2006. Ms. Burke will also receive reimbursement of up to $100,000 for legal fees and outplacement costs.

Ms. Burke also will be entitled to life, medical and dental benefits in the same manner as provided to retired employees who are eligible for early retirement under our qualified pension plan (or, if greater, such retiree benefits provided under any current plan covering senior executives), as well as the right to participate in disability insurance programs offered to retirees. She is also entitled to receive at her election post-employment insurance coverage at her cost in accordance with the terms of her employment agreement, and any conversion right or COBRA right available under our welfare plans. Ms. Burke will also receive her pension benefits under our qualified pension plan.

The retirement agreement includes a general release of all claims by the parties, as well as a waiver by us of the non-compete included in Ms. Burke’s employment agreement.

PERFORMANCE GRAPH

The following graph compares the total return on our Class A common stock with the Standard & Poor’s 500 Stock Index and with our peer group, which is composed of Chicago Mercantile Exchange Holdings Inc., International Securities Exchange, Inc., Deutsche Börse AG and The Nasdaq Stock Market, Inc., for the period from October 19, 2005 (the date of our initial public offering) through December 31, 2005. The figures presented below assume an initial investment of $100 on October 19, 2005 in our Class A common stock and the Standard & Poor’s 500 Stock Index and the common stock of our peer group, and the reinvestment of all dividends.

Cumulative Total Return Since October 19, 2005

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our compensation committee is an executive officer or employee of CBOT Holdings or the CBOT. None of our executive officers serves as a current member of our board of directors, except for Mr. Dan, or compensation committee of any entity that has one or more executive officers serving on our compensation committee.

CERTAIN BUSINESS RELATIONSHIPS

Our board of directors includes 13 directors that are members of the CBOT. Many of the CBOT members derive a substantial portion of their income from their trading or clearing activities on or through the CBOT. In addition, trading privileges on the CBOT have substantial independent value. The amount of income that members of the CBOT derive from their trading or clearing activities and the value of their memberships in the CBOT are in part dependent on the fees they are charged to trade, clear and access our markets and the rules and structure of our markets. CBOT members, many of whom act as floor brokers and floor traders, benefit from trading rules, membership privileges and fee discounts that enhance their open-auction trading opportunities and profits. CBOT members pay fees, which may be substantial, either directly or indirectly, to our exchange in connection with the services we provide. We believe the payments made by our directors that are CBOT members are on terms no more favorable than terms given to unaffiliated persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during fiscal year 2005, all of our officers and directors complied with their Section 16(a) filing requirements except for a Form 3 for Jill Harley, our Vice President and Chief Accounting Officer, which was filed one day late.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Deadline for Inclusion in Our Proxy Statement

Proposals that stockholders would like us to consider including in our proxy materials for presentation at our 2007 Annual Meeting of Stockholders must be received by our Secretary by November 29, 2006. In addition, if you obtain a written petition for a nominee for election to our board of directors that is signed by 40 stockholders of CBOT Holdings that are also Series B-1 (Full) members, we will use commercially reasonable efforts to include your nominee in our proxy materials for our 2007 Annual Meeting of Stockholders but only if we receive the petition and the information required by our bylaws during the period beginning January 28, 2007 and ending March 9, 2007.

Those proposals and petitions should be sent to the Secretary, CBOT Holdings, Inc., 141 West Jackson Boulevard, Suite 600, Chicago, Illinois 60604, and must comply with rules promulgated by the SEC and our bylaws in order to be eligible for inclusion in our proxy materials for our 2007 Annual Meeting of Stockholders.

Deadline for Notice of Other Stockholder Proposals/Director Nominations

Advance notice must be delivered to us of any business proposed to be brought by stockholders before an annual meeting of stockholders, and of any proposed nominees for election as a director at an annual or special meeting of stockholders. For business to be brought before the 2007 Annual Meeting of Stockholders, such advance notice provisions require that stockholders give written notice to the Secretary of CBOT Holdings, Inc. during the period beginning January 28, 2007 and ending March 9, 2007. In each case, the notice must set forth specific information regarding such stockholder and each proposed director nominee or other business proposed by such stockholder, as applicable. The information that needs to be provided is described in our bylaws.

Except as described in the next sentence, stockholders are not permitted to make proposals, or bring other business, at a special meeting of the stockholders. If directors are to be elected at a special meeting of stockholders, stockholders who wish to propose a nominee for election as a director must give written notice to the Secretary of CBOT Holdings, Inc. not later than the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and, if directors are to be elected, of the nominees proposed by our board of directors.

Notices should be sent to the Secretary, CBOT Holdings, Inc., 141 West Jackson Boulevard, Suite 600, Chicago, Illinois 60604, and must comply with our bylaws.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

SEC rules require us to provide an annual report to stockholders who receive this proxy statement. Additional copies of the annual report to stockholders, along with copies of our Annual Report on Form 10-K for our fiscal year ended December 31, 2005 (not including documents incorporated by reference), are available upon written request to Shareholder Relations, CBOT Holdings, Inc., 141 West Jackson Boulevard, Suite 1101, Chicago, Illinois 60604.

ELECTRONIC DELIVERY OF 2007 PROXY STATEMENT AND OTHER DOCUMENTS

The notice of annual meeting and proxy statement and 2005 annual report are available on our website at www.cbot.com. Instead of receiving paper copies of the annual report, notice and proxy statement in the mail, stockholders can elect to receive these communications electronically via the Internet. For additional information and to sign up, please have your proxy card in hand and access www.proxyvote.com to vote using the Internet and when prompted indicate that you agree to receive or access shareholder communications electronically in future years.

HOUSEHOLDING

If you and other residents with the same last name at your mailing address own shares of our Class A common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.”

If you received a householding communication, your broker will send one copy of our proxy statement and annual report to your address, unless contrary instructions were given by any stockholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save us the cost of printing and mailing these reports, your broker will discontinue the mailing of reports on the accounts you select if you mark the designated box on your proxy card, or follow the instructions provided when you vote by phone or over the Internet.

You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to ADP-ICS, 51 Mercedes Way, Edgewood, NY 11717. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy to you if you address your written request to the Secretary, CBOT Holdings, Inc., 141 West Jackson Boulevard, Suite 600, Chicago, Illinois 60604, or contact Shareholder Relations, CBOT Holdings, Inc., 141 West Jackson Boulevard, Suite 1101, Chicago, Illinois 60604.

By Order of the Board of Directors,

Paul J. Draths

Vice President and Secretary

March 29, 2006

Chicago, Illinois

APPENDIX A

CATEGORICAL INDEPENDENCE STANDARDS

Adopted as of February 21, 2006

A director of who satisfies the independence standards set forth in Section 303A of the New York Stock Exchange’s Listed Company Manual and meets all of the following categorical standards shall be presumed to be “independent”:

•	The director does not (directly or indirectly as a partner, stockholder or officer of another company) provide consulting, legal or financial advisory services to CBOT Holdings, Inc. or any of its subsidiaries (collectively, the “Company”) or the Company’s present or former auditors.

•	Neither the director nor any member of his or her immediate family is a significant holder of the Company’s Class A common stock. For purposes of this categorical standard, a stockholder shall be considered significant if the ownership of shares of Class A common stock is greater than 5% of the total number of outstanding shares of Class A common stock.

•	Neither the director nor any member of his or her immediate family serves as an executive officer or director of a civic or charitable organization that receives significant financial contributions from the Company or any charitable foundation established by the Company. For purposes of this categorical standard, the Board of Directors shall determine whether a financial contribution is considered significant on a case-by-case basis; provided, however, that any contribution of less than $100,000 or 2% of that entity’s total annual charitable receipts and other revenues, whichever is greater, shall be presumed to be insignificant.

In addition, the Board of Directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, CBOT clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CBOT products and services shall be presumed to be “independent” if he or she otherwise satisfies all of the above categorical standards and the independence standards of the New York Stock Exchange and such transactions are made in the ordinary course of business of the Company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

For purposes of these categorical standards, the term “immediate family member” shall have the meaning given to such term by Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

A-1

APPENDIX B

CBOT HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

(EFFECTIVE OCTOBER 18, 2005)

This is the Charter of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of CBOT Holdings, Inc. (the “Corporation”).

Purpose

The Committee will be appointed by the Board to assist the Board in overseeing the integrity of the Corporation’s financial statements and financial reporting processes, external auditor’s engagement, independence and performance, internal audit, accounting, and control functions with regards to financial reporting and compliance by the Corporation with legal and regulatory requirements. The Audit Committee also will be responsible for the preparation of the Audit Committee report that Securities and Exchange Commission (“SEC”) rules require to be included in the Corporation’s annual proxy statement.

Membership and Qualification

The Committee will be composed of at least three members of the Board. The nominating committee of the Board will recommend to our Board nominees for membership on the Committee. The chairperson of the Committee, as well as all Committee members, shall be appointed, removed or replaced by a majority vote of the Board. A majority of the Committee members shall constitute a quorum for the transaction of business. It is the responsibility of the chairperson of the Committee to schedule meetings and provide the Committee with a written agenda for all meetings.

Each member of the Committee shall be free of any relationship that, as determined by the Board, would interfere with his of her individual exercise of independent judgment and all members of the Committee shall be “independent” within the meaning provided below.

The members of the Committee shall be “financially literate” as such term is interpreted by the Board and at least one member shall be an “audit committee financial expert” within the meaning of item 402 of Regulation S-K under the Securities Act of 1933, as amended (“Securities Act”).

Independence of Committee Members

All members of the Committee must be independent directors under the New York Stock Exchange (“NYSE”) rules and the requirements set forth in the Corporation’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. To be considered independent under the NYSE rules, the Board must affirmatively determine that a director does not have any direct or indirect material relationship with the Corporation.

To assist it in determining director independence in accordance with the NYSE rules, the Board has established that an individual meeting one of the following criteria shall not be considered an independent director:

•	a person who is, or was within the previous three years, an employee, or person whose immediate family member is an executive officer, of the Corporation;

•	a person who receives, or has received in the three prior years, or whose immediate family member receives, or has received in the three prior years, more than $100,000 per year in direct compensation from the Corporation, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued services);

•	a person who is, or was within the three prior years, affiliated with or employed by, or whose immediate family member is, or was within the three prior years, affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Corporation;

•	a person who is, or was within the three prior years, employed, or whose immediate family member is, or was within the three prior years, employed, as an executive officer of another Corporation where any of the Corporation’s present executives serve on that Corporation’s compensation committee; or

•	a person who is, or was within the three prior years, an executive officer or an employee, or whose immediate family member is, or was an executive officer of a Corporation that makes payments to, or receives payments from, the Corporation for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other Corporation’s consolidated gross revenues.

For purposes of these independence standards, the term “the Corporation” includes any subsidiary and the term “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person’s home.

For relationships not covered by the independence standards above, the determination of whether a relationship is material, and therefore whether the director is independent, will be made by the directors who satisfy the independence standards set forth above and the basis for the determination will be explained in the Corporation’s annual proxy statement. Any determination by the Board that a director is independent despite the fact that the director does not meet the independence standards set forth above will also be explained in the Corporation’s annual proxy statement.

Each member of the Committee will notify the Board as soon as practical in the event that his or her circumstances change in any manner that may affect the Board’s independence determination.

Additional Independence Criteria for Audit Committee Members

In addition to being an “independent director,” as defined above, each member of the Committee must not, except in his or her capacity as a member of the Committee, the Board or any other committee of the Board, or any of its consolidated majority-owned subsidiaries: (1) accept, directly or indirectly, any consulting advisory or other compensatory fee from the Corporation; or (2) be an affiliated person of the Corporation or any of its subsidiaries. For this purpose, the term “affiliated person” means one who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Corporation or any of its subsidiaries. A person will not be deemed in control of the Corporation or any subsidiary, however, if the person is not: (A) the beneficial owner, directly or indirectly, of more than 10% of any class of equity securities of the Corporation or such subsidiary; or (B) an executive officer or director of the Corporation or such subsidiary.

Meetings and Other Actions

The Committee shall meet at least quarterly and as often as it determines appropriate to carry out its obligations under this Charter. The Committee shall periodically report on its activities to the Board and make such recommendations and findings as it deems appropriate.

Meetings of the Committee may be held in person or by telephone. Action may also be taken by the Committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Committee.

The Committee shall keep a separate book of minutes of their proceedings and actions. All meetings shall be at the call of the chairperson. The Committee shall elect a Secretary to the Committee who shall give notice personally or by mail, telephone, facsimile or electronically to each member of the Committee of all meetings, not later than 12 noon, Central time, of the day before the meeting, unless all of the members of the Committee in office waive notice thereof in writing at or before the meeting, in which case the meeting may be held without the aforesaid advance notice. A majority of the members of the Committee shall constitute a quorum for the transaction of business.

The Committee shall meet periodically in separate executive sessions with management, including the Chief Financial Officer and the President and Chief Executive Officer, internal and external auditors, and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. In addition, the Committee may request any officer or employee of the Corporation, or the Corporation’s outside counsel to attend a meeting of the Committee to meet with any members of, or consultants to, the Committee.

Goals, Responsibilities, and Authority

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal counsel, accounting or other advisors. The Corporation shall provide appropriate funding, as determine by the Committee, for payment of compensation to: (1) the external auditors for the purpose of rendering or issuing an audit report; or (2) any other advisors retained by the Committee.

The Committee shall review and reassess the adequacy of this charter at least annually and recommend any proposed changes to the Board for approval. The Committee shall review its own performance at least annually.

External Auditor’s Engagement and Independence

The Committee shall have the sole authority to appoint or replace the external auditors and shall be directly responsible for the compensation and oversight of the external auditors (including resolution of any disagreement between management and the external auditors regarding financial reporting that is brought to its attention). The external auditors will report directly to the Committee. The Committee shall pre-approve all auditing services, internal control related services, and permitted non-audit services (including the terms thereof) to be performed for the Corporation by its external auditor in accordance with the terms of this charter and any policies and procedures adopted by the Committee, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Committee prior to the completion of the audit.

The Committee shall obtain and review a report from the external auditors on a periodic basis, regarding: (1) the external auditor’s internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (3) any steps taken to deal with any such issues, and (4) all relationships between the external auditors and the Corporation. The Committee shall evaluate the qualifications, performance and independence of the external auditors, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The Committee will also recommend that the Board take appropriate action in response to the outside auditor’s report to satisfy itself of the outside auditor’s independence. The Committee will ensure that the lead audit and concurring audit partner responsible for the current fiscal year audit of the Corporation’s financial statements are rotated in accordance with applicable law. The Committee will recommend to the Board policies and procedures concerning the hiring of former auditor employees.

Financial Statements and Disclosure Matters

The Committee shall, to the extent it deems necessary or appropriate, review and discuss with the external auditors and/or management:

•	the annual audited financial statements and quarterly financial statements, including disclosures made in MD&A, and recommend to the Board whether the financial statements should be included in any report to stockholders, or in reports and registration statements filed with the SEC;

•	any relevant reports of financial information submitted by the Corporation to any governmental body, including the CFTC, to third parties, or to the public;

•	the Corporation’s press releases and other announcements, including the use of pro forma or adjusted non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies;

•	the matters required to be discussed by SAS No. 61 relating to the conduct of the audit, including critical accounting policies used, significant adjustments or estimates employed, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or on access to requested information and any significant disagreements with management;

•	significant financial reporting issues and judgments in connection with the preparation of the Corporation’s financial statements, including any significant changes in the selection or application of accounting principles, all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor and any other material written or communications between the external auditor and management;

•	to the extent applicable, disclosures made to the Committee by the Chief Executive Officer and Chief Financial Officer during their certification process about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant role in the Corporation’s internal controls; and

•	the policies in existence with respect to financial risk assessment and risk management.

Internal Control Considerations

The Committee shall, to the extent it deems necessary or appropriate, review and discuss with management and the external and internal auditors any major issues as to the adequacy of the Corporation’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting. In addition, as appropriate, the Committee shall review and discuss with management (including senior internal audit personnel) and the external auditor the Corporation’s internal controls report and the external auditor’s attestation of the report prior to the filing of the Corporation’s Annual Report on Form 10-K.

The Committee shall, to the extent it deems necessary or appropriate, review and discuss with management, the internal auditors and the external auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s financial statements or accounting policies. In addition, the Committee shall, to the extent it deems necessary or appropriate, discuss with the President and Chief Executive Officer or General Counsel legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies and internal controls.

The Committee will establish, in conjunction with management, written procedures to receive, report, and evaluate any anonymous reports of misconduct in areas of accounting, internal control, auditing or fraud.

The Committee will have the responsibilities and powers set forth above. The Committee is not responsible for planning or conducting audits or determining that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These activities are the responsibilities of management and the external auditors.

Nothing contained in this charter is intended to create or should be construed as creating any responsibility or liability of the members of the Committee, except to the extent otherwise provided under the applicable laws of the State of Delaware, which shall be applicable with respect to the conduct of the members of the Committee.

*  *  *  *

CBOT Holdings, Inc.

141 W. JACKSON BOULEVARD #1101 CHICAGO, IL 60604

IMPORTANT NOTICE REGARDING DELIVERY

OF SECURITY HOLDER DOCUMENTS (HH)

AUTO DATA PROCESSING

INVESTOR COMM SERVICES

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

1	of 2

91

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 1, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by CBOT Holdings, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE -1-800-690-6903

Use any touch-tone telephone to transmit your voting Instructions up until 11:59 P.M. Eastern Time May 1, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CBOT Holdings, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Do not return this card if you vote by Internet or telephone.

000000000000

NAME

CBOT HOLDINGS INC CBOT HOLDINGS INC CBOT HOLDINGS INC CBOT HOLDINGS INC CBOT HOLDINGS INC CBOT HOLDINGS INC CBOT HOLDINGS INC CBOT HOLDINGS INC

123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

CBOTH1

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CBOT HOLDINGS, INC.

The Board of Directors recommends a vote FOR the listed nominees:

02

0000000000

214958305296

1. To elect as Directors of CBOT Holdings, Inc. the nominees listed below

For Withhold For All All All Except

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

1) Bernard W. Dan

2) Robert F. Corvino

3) Jackie Clegg

4) Larry G Gerdes

5) Joseph Niciforo

6) Michael D. Walter

The Board of Directors recommends a vote FOR the following:

For Against Abstain

2. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the 2006 fiscal year.

3. In their discretion upon any other business that properly comes before the meeting or any adjournment thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the nominees listed above and FOR proposal 2. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Please indicate if you plan to attend this meeting.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.

Yes No

AUTO DATA PROCESSING

INVESTOR COMM SERVICES

ATTENTION:

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51 MERCEDES WAY

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Signature [PLEASE SIGN WITHIN BOX] Date

P28429

Signature (Joint Owners) Date

123,456,789,012

14984KG99

CBOT Holdings, Inc.

ADMISSION TICKET

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 2, 2006 3:00 p.m. Central Time

Union League Club of Chicago 65 West Jackson Boulevard Chicago, IL 60604

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER, THEIR GUESTS AND PERSONS HOLDING PROXIES FROM STOCKHOLDERS.

PROXY

CBOT Holdings, Inc.

CBOT Holdings, Inc.

141 West Jackson Boulevard

Chicago, IL 60604

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting on May 2, 2006.

The undersigned hereby appoints Bernard W. Dan, Glen M. Johnson, Paul J. Draths and John A. Burda, and each of them, with full power of substitution, as proxies, to vote all the shares of Class A common stock of CBOT Holdings, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held May 2, 2006, and any adjournment thereof, as indicated upon the matters set forth on the reverse side of this Proxy, and in their discretion upon such other matters as may properly come before the meeting.

This Proxy, if signed and returned, will be voted as specified. If this card is signed and returned without specifications, the shares will be voted FOR the nominees listed on the reverse side of this Proxy and FOR proposal 2. Any one of said proxies, or any substitutes, who shall be present and act at the meeting shall have all the powers of said proxies hereunder.